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                                                                   EXHIBIT 10.2













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                              WARRANT AGREEMENT OF
                        THE HARVEY ENTERTAINMENT COMPANY

                                2,400,000 SHARES

                           Dated as of April 26, 1999


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                          COMMON STOCK PURCHASE WARRANT





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        WARRANT AGREEMENT (the "Agreement") dated as of April 26, 1999 among The
Harvey Entertainment Company, a California corporation (the "Company"), Roger A. Burlage, Michael R. Burns, The Kushner-Locke Company, a California corporation, Al Checchi and Ken Slutsky (collectively with any permitted transferee hereunder the "Holders").

The Company and the Holders hereby agree as follows:

        SECTION 1. ISSUANCE OF THE WARRANTS; TRANSFERABILITY AND FORM OF THE WARRANTS.

                   1.1        THE WARRANTS. The Company hereby grants to the
                          Holders, in the individual amounts set forth on
                          Schedule 1 hereto, (i) an aggregate of 533,332 Common Stock Purchase Warrants (Series A) (the "Series A Warrants") each to purchase one share of its common stock, no par value per share (the "Common Stock");
                          (ii) an aggregate of 533,332 Common Stock Purchase Warrants (Series B) (the "Series B Warrants"), each to purchase one share of the Common Stock; and (iii) an aggregate of 533,336 Common Stock Purchase Warrants (Series C) (the "Series C Warrants" and collectively with the Series A Warrants and the Series B Warrants, the "Warrants") each to purchase one share of the Common Stock. In addition, within one year after the date hereof, the Company will grant to management, directors or consultants to the Company, as determined by Roger A. Burlage, (i) an aggregate of 266,666 Series A Warrants, (ii) an aggregate of 266,667 Series B Warrants and (iii) an aggregate of 266,667 Series C Warrants. The shares of Common Stock issuable upon exercise of the Warrant are referred herein as the "Warrant Shares."

                   1.2        REGISTRATION. The Warrant Shares constitute
                          "Shareholder Common Stock" under that certain Registration Rights Agreement, dated as of April 26, 1999, between the Company and the Holders and, accordingly, have the benefit of the registration rights pursuant to that agreement.

                   1.3        TRANSFER RESTRICTIONS. No Holder may transfer any
                          Warrant without the prior written consent of the Company, which consent may be granted or denied in the sole discretion of the Company, provided that all or a portion of any Warrant may be transferred to any family member of a Holder or in connection with estate planning matters (including by operation of law). Should such consent be granted, the Warrants so transferred shall continue




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                          to be bound by this restriction in the hands of a
                          subsequent Holder, and the Company shall not be required to recognize any attempted transfer of the Warrants in violation of this Agreement.

                   1.4        TRANSFER - GENERAL. Subject to the terms hereof,
                          the Warrants shall be transferable only on the books of the Company maintained at its principal office upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and remain with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and to remain with the Company in its discretion. Upon any registration of transfer, the person to whom such transfer is made shall receive a new Warrant or Warrants as to the portion of the Warrant transferred, and the Holder of such Warrant shall be entitled to receive a new Warrant or Warrants from the Company as to the portion thereof retained. The Company may require the payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any such transfer.

                   1.5        FORM OF THE WARRANTS. The form of the Warrants
                          and of the election to purchase Warrant Shares (the "Purchase Form") shall be substantially as set forth respectively in Annex A and B attached hereto. Except for the exercise price thereof, the Series A Warrants, the Series B Warrants and the Series C Warrants shall be identical in all respects. The Warrants shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, President or one of its Vice Presidents.

                   The Warrants shall be dated as of the date of execution thereof by the Company either upon initial issuance or upon transfer.

        SECTION 2. TERM OF THE WARRANTS; EXERCISE OF THE WARRANTS; EXERCISE PRICE, ETC.

                   2.1        TERM OF THE WARRANTS. Subject to the terms of this
                          Agreement, the Holders shall have the right, which right may be exercised in whole or in part, from time to time, beginning on the date six months following the Closing and ending on the date set





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                          forth in the respective Warrant (the "Expiration
                          Date"), to purchase from the Company the number of fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to purchase on exercise of such Warrant. If the last day for the exercise of the Warrants shall not be a business day, then the Warrants may be exercised on the next succeeding business day. As used herein, the term "Closing" shall mean the date of the closing of the issuance by the Company of the Warrants.

                   2.2        VESTING OF THE WARRANTS. The Warrants, other than
                          the Warrants for Roger Burlage, are vested in full and may be exercised on or after the date hereof in accordance with the terms of this Agreement and the Warrants. The Warrants for Roger Burlage vest pursuant to the terms of his Employment Agreement dated April 7, 1999, by and between the Company and Roger Burlage.

                   2.3        EXERCISE OF THE WARRANTS. The Warrants may be
                          exercised upon surrender to the Company, at its principal office, of the certificate evidencing the Warrants to be exercised, together with the Purchase Form on the reverse thereof completed and signed, and upon payment to the Company, of the Exercise Price (as defined in and determined in accordance with the provisions of Sections 2.5 and 6 hereof) for the number of Warrant Shares in respect of which such Warrants are then being exercised (such surrender of Warrants, delivery of the Purchase Form and payment of the Exercise Price hereinafter called the "Exercise of the Warrants"). Upon partial exercise, a Warrant certificate for the unexercised portion shall be delivered by the Company to the Holder. Payment of the Exercise Price shall be by delivery of cash, or a certified or official bank check in the amount of such Exercise Price.

                   Subject to Section 3 hereof, upon such surrender of a Warrant and payment of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Holder thereof and in such name or names as the Holders may designate, a certificate or certificates for the number of Warrant Shares so purchased upon the exercise of such Warrant, together with cash, as provided in Section 6.3 hereof, in lieu of any fractional Warrant Shares otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrant and payment of the Exercise Price, as aforesaid.





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                   2.4        COMPLIANCE WITH GOVERNMENT REGULATIONS. Holders
                          acknowledge that none of the Warrants or Warrant Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and therefore may be sold or disposed of in the absence of such registration only pursuant to an exemption from such registration and in accordance with this Agreement. The Warrant Shares will bear a legend to the following effect:

                "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR WITH THE SECURITIES COMMISSION OF ANY STATE UNDER ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND ARE SUBJECT TO THE WARRANT AGREEMENT, DATED APRIL 26, 1999, AMONG THE HARVEY ENTERTAINMENT COMPANY, THE KUSHNER-LOCKE COMPANY, ROGER A. BURLAGE, MICHAEL R. BURNS AND KEN SLUTSKY (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY). SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THOSE SECURITIES LAWS (IF REQUESTED BY THE COMPANY, UPON PROVISION OF AN OPINION OF COUNSEL IN FORM SATISFACTORY TO THE COMPANY)."

                   2.5        EXERCISE PRICE. The price per share at which
                          Warrant Shares shall be purchasable upon exercise of each Warrant (the "Exercise Price") shall be (i) $9.00 per share of Common Stock in the case of the Series A Warrants; (ii) $11.00 per share of Common Stock in the case of the Series B Warrants; and (iii) $12.00 per share of Common Stock in the case of the Series C Warrants, in each case subject to adjustment as provided in Section 6 hereof.

        SECTION 3. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of the Warrants and Warrant Shares upon the exercise of Warrants. The Company shall not be required to pay any income tax or taxes resulting from the issuance of the Warrants or any other tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of the Warrants or certificates for Warrant Shares.





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        SECTION 4. MUTILATED OR MISSING WARRANT. In case any Warrant certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant certificate of like tenor and representing an equivalent right or interest; but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant certificate and indemnity or bond, if requested, also reasonably satisfactory to them. An applicant for such substitute Warrant certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

        SECTION 5. RESERVATION OF WARRANT SHARES.

                   5.1        RESERVATION OF WARRANT SHARES. There have been
                          reserved, and the Company shall at all times keep reserved, out of its authorized and unissued shares of Common Stock, that number of shares of Common Stock sufficient to provide for the exercise of the outstanding Warrants. The transfer agent for the Common Stock and every subsequent transfer agent ("Transfer Agent") for any shares of the Company's capital stock issuable upon the exercise of any of the Warrants will be and are hereby irrevocably authorized and directed at all times until 5:00 p.m. Pacific Time on the Expiration Date applicable to each Series of Warrants to reserve such number of authorized shares as shall be requisite for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon payment in accordance with this Agreement be validly issued, fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges, pledges, mortgages and security interests with respect to the issue thereof. The Company will supply the Transfer Agent with duly executed stock certificates for such purpose and will itself provide or otherwise make available any cash which may be payable as provided in
                          Section 6.3 of this Agreement. The Company will furnish to such Transfer Agent a copy of all notices of adjustments, and certificates related thereto, transmitted to each Holder. Any Warrant surrendered in the exercise of the rights thereby evidenced shall be canceled by the Company.





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                   5.2        CANCELLATION OF WARRANTS. In the event the Company
                          shall purchase or otherwise acquire any Warrants, the same shall be canceled and retired.

        SECTION 6. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The number and kind of securities purchasable upon the exercise of the Warrants and the Exercise Price shall be subject to adjustment from time to time upon the happening of certain events, as hereinafter defined.

                   6.1        MECHANICAL ADJUSTMENTS. The number of Warrant
                          Shares purchasable upon the exercise of the Warrants and the Exercise Price shall be subject to adjustment as follows:

                          (a) PROHIBITED ACTIONS. So long as any Warrants are outstanding, then, the Company will not avoid or seek to avoid the observance or performance of any of the terms of this Agreement or the Warrants or impair the ability of the Holders to realize the full intended economic value thereof, but will at all times in good faith assist in the carrying out of all such terms, and of the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of the Warrants against dilution or other impairment.

                          (b) ADJUSTMENT OF NUMBER OF SHARES. Subject to any applicable exceptions set forth in Section 6.1(g) below, if and whenever after the date hereof the Company shall in any manner (i) issue or sell any shares of its Common Stock for less than Fair Value (as defined in Section 6.1 (k) below) as determined at the time of such issuance or sale, or (ii) grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase any options, warrants, convertible securities, securities and other rights to acquire from the Company shares of Common Stock ( the "Common Stock Equivalents"), or issue or sell (whether directly or by assumption in a merger or otherwise) Common Stock Equivalents, and the price per share for which Common Stock is issuable upon exercise, conversion or exchange of such Common Stock Equivalents (determined by dividing (x) the aggregate amount received or receivable by the Company as consideration for the issue, sale or grant of such Common Stock Equivalents, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Common Stock Equivalents) shall be less than the Fair Value (after taking into account any consideration received or receivable by the Company with respect to the exercise, exchange or conversion of any Common Stock Equivalents) on the date of such issue, sale or grant, whether or not the rights to exercise, exchange or convert thereunder are immediately exercisable or
        (iii) declare a dividend or make any other distribution upon any stock of the Company payable in Common Stock or





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        Common Stock Equivalents, then (A) the Exercise Price shall be reduced to a price determined by multiplying the Exercise Price in effect prior to the adjustment referred to in this Section 6.1 (b) by a fraction, the numerator of which is an amount equal to the sum of (x) the number of shares of Common Stock outstanding (including shares of Common Stock issuable upon conversion of all outstanding shares of Series A Preferred Stock) immediately prior to such issue, sale, grant, dividend or distribution, plus (y) (A) the consideration, if any, received or receivable by the Company upon any such issue or sale, plus, in the case of Common Stock Equivalents, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange of Common Stock Equivalents divided by (B) the Fair Value as determined at the time of such issue or sale, and the denominator of which is the total number of shares of Common Stock outstanding (including shares of Common Stock issuable upon conversion of all outstanding shares of Series A Preferred Stock) immediately after such issue, sale, grant, dividend or distribution, and (B) the number of shares of Common Stock, taking into account all shares of Common Stock thereto issued upon exercise of each Warrant, required to be issued by the Company to the Holders (the "Exercise Quantity") shall be adjusted to equal the number obtained by dividing (x) the Exercise Price in effect immediately prior to such issue, sale, grant, dividend or distribution multiplied by the Exercise Quantity immediately prior to such issue, sale, grant, dividend or distribution by (y) the Exercise Price resulting from the adjustment made pursuant to clause (A) above.

                          (c) RECORD DATE. The record date for the holders of the Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in shares of Common Stock or Common Stock Equivalents, or (b) to subscribe for or purchase shares of Common Stock or Common Stock Equivalents shall be the date determined by the Board as the record date for such purposes or, if none is established by the Board, then the record date shall be the effective date for such action; provided, however, that if such shares are not actually issued or sold on the applicable issuance or sale date, then such shares of Common Stock or Common Stock Equivalents shall not be deemed to have been sold or issued on such record date.

                          (d) CERTAIN DIVIDENDS. In case the Company shall pay a dividend or make a distribution generally to the holders of its Common Stock of shares of its capital stock (other than shares of Common Stock), evidences of its indebtedness, assets or rights, warrants or options (excluding (i) dividends or distributions payable in cash out of the current year's or retained earnings of the Company, (ii) distributions relating to subdivisions and combinations covered by
        Section 6.1 (e), (iii) distributions relating to reclassifications, changes, consolidations, mergers, sales or conveyances covered by
        Section 6.1 (f) and (iv) rights, warrants or options to purchase or subscribe for shares of Common Stock or Common Stock Equivalents or other issuances covered by Section 6(b)), then in each such case (A) the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect





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        immediately prior to the record date mentioned below by a fraction, the numerator of which shall be (x) the total number of shares of Common Stock then outstanding (including shares of Common Stock issuable upon conversion of all outstanding shares of Series A Preferred Stock) multiplied by the Fair Value per share of Common Stock on the record date mentioned below, minus (y) the Fair Value as of such record date of said shares of stock, evidences of indebtedness or assets so paid or distributed or of such rights, warrants or options, plus (z) in the case of rights, warrants or options, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights, warrants or options, and the denominator of which shall be the total number of shares of Common Stock then outstanding (including shares of Common Stock issuable upon conversion of all outstanding shares of Series A Preferred Stock) multiplied by the Fair Value per share of Common Stock on the record date mentioned below, and (B) the Exercise Quantity shall be adjusted to equal the number obtained by dividing (x) the Exercise Price in effect immediately prior to such dividend or distribution multiplied by the Exercise Quantity immediately prior to such dividend or distribution by (y) the Exercise Price resulting from the adjustment made pursuant to clause (A) above. Such adjustments shall be made whenever any such dividend is paid or such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution.

                      In the event of a distribution by the Company of stock of a subsidiary or securities convertible into or exercisable for such stock, then in lieu of an adjustment in the Exercise Price, the Holder of this Warrant, upon the exercise thereof at any time after such distribution, shall be entitled to receive from the Company, such subsidiary or both, as the Company shall determine, the stock or other securities to which such Holder would have been entitled if such Holder had exercised such Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 6; provided, however, that no adjustment in respect of dividends or interest on such stock or other securities shall be made during the term of the Warrants or upon the exercise of the Warrants.

                          (e) SUBDIVISION OR COMBINATION OF SHARES. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionally reduced and the number of Warrant Shares purchasable hereunder shall be proportionately increased. In case the outstanding shares of the Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased, but in no event to greater than the aggregate Exercise Price of all Warrant Shares in effect on the date hereof, and the number of Warrant Shares purchasable hereunder shall be proportionately reduced.

                          (f) REORGANIZATION, MERGER, ETC. In case of any capital reorganization, reclassification or similar transaction involving the capital stock of





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        the Company (other than as provided in Section 6.1 (e)), any consolidation, merger or business combination of the Company with another corporation, or the sale or conveyance of all or substantially all of its assets to another corporation, shall be effected in such a way that holders of the Common Stock shall be entitled to receive stock, securities, or assets (including cash) with respect to or in exchange for shares of the Common Stock, then, prior to and as a condition of such reorganization, reclassification, consolidation, merger, business combination, sale or conveyance, lawful and adequate provision shall be made whereby the Holders shall thereafter have the right to receive upon exercise of the Warrants and in lieu of the Warrant Shares immediately theretofore purchasable upon the exercise of the Warrants, such shares of stock, securities or assets (including cash) as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore purchasable upon the exercise of the Warrants had such reorganization, reclassification, consolidation, merger, business combination, sale or conveyance not taken place. In any such case, appropriate provision shall be made with respect to the rights and interests of the Holders to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Exercise Price and of the number of Warrant Shares purchasable upon the exercise of the Warrants) shall thereafter be applicable, as nearly as possible in relation to any stock, securities or assets thereafter deliverable upon the exercise of the Warrants. The Company shall not effect any such consolidation, merger, business combination, sale or conveyance unless prior to or simultaneously with the consummation thereof the survivor or successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and sent to each registered Holder, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to receive, and containing the express assumption by such successor corporation of the due and punctual performance and observance of every provision of this Agreement to be performed and observed by the Company and of all liabilities and obligations of the Company hereunder.

                          (g) EXCEPTIONS TO ADJUSTMENT. No adjustment will be made (i) upon the exercise or conversion of any Warrants, options, subscriptions, convertible notes, convertible debentures, convertible preferred stock or other convertible securities issued and outstanding on the date hereof; (ii) upon the grant or exercise of any stock or options which may hereinafter be granted or exercised under any employee benefit plan of the Company now existing or to be implemented in the future, or upon grant or exercise of any stock or options to or by any officer, director, employee, agent, consultant or other entity providing services to the Company, whether or not under a plan; (iii) upon conversion of any of the Series A Convertible Preferred Stock; (iv) upon the issuance of securities in connection with any merger, acquisition or consolidation, or purchase of assets or business from another person, so long as the Company is the surviving corporation; (v) upon the issuance of securities issued as the result of anti-dilution rights





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        granted to a third party; (vi) upon the issuance of securities in a private placement made within six months of the original issuance date of the Series A Preferred Stock at a discount below the market price thereof which does not exceed 20%.

                          (h) TREASURY SHARES. The number of shares of the Common Stock outstanding at any time shall not include shares owned or held by or for the account of the Company or any of its subsidiaries, and the disposition (but not the cancellation) of any such shares shall be considered an issue or sale of the Common Stock for the purposes of
        Section 6.

                          (i) ADJUSTMENT NOTICES TO HOLDERS. Upon any increase or decrease in the number of Warrant Shares purchasable upon the exercise of the Warrants, or upon any adjustment in the Exercise Price, then, and in each such case, the Company shall promptly deliver written notice thereof to each Holder, which notice shall state the increased or decreased number of Warrant Shares purchasable upon the exercise of the Warrants, setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based. Such notice shall also contain a certificate of the Company's independent public accountants as to the correctness of such adjustments and calculations and to the effect that such adjustments and calculations have been made in accordance with the terms hereof.

                          (j) EXERCISE PRICE DEFINED. As used in these Warrants, the term "Exercise Price" shall mean the purchase price per share specified in these Warrants until the occurrence of an event specified in this Section 6 and thereafter shall mean said price, as adjusted from time to time, in accordance with the provisions of said subsection. No such adjustment shall be made unless such adjustment would change the Exercise Price at the time by $.125 or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the Exercise Price at the time by $.125 or more.

                          (k) AIR VALUE DEFINED. Fair Value as of a particular date shall mean the average of the daily closing prices for the preceding twenty trading days before the day in question. The closing price for each day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System. If such quotations are unavailable, or with respect to other appropriate security, property, assets, business or entity, "Fair Value" shall mean the fair value of such item as determined by mutual agreement reached by the Company and the Holders constituting a majority of the unexercised shares of Common Stock issuable under the Warrants (the "Majority of the Holders") or, in the event the parties are





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        unable to agree, an opinion of an independent investment banking firm or firms in accordance with the following procedure. In the case of any event which gives rise to a requirement to determine "Fair Value" pursuant to this Agreement, the Company shall be responsible for initiating the process by which Fair Value shall be determined as promptly as practicable, but in any event within sixty (60) days following such event and if the procedures contemplated herein in connection with determining Fair Value have not been complied with fully, then any such determination of Fair Value for any purpose of this Agreement shall be deemed to be preliminary and subject to adjustment pending full compliance with such procedures. Upon the occurrence of an event requiring the determination of Fair Value, the Company shall give the Holders of the Warrants notice of such event, and the Company and the Holders shall engage in direct good faith discussions to arrive at a mutually agreeable determination of Fair Value. In the event the Company and the Majority of the Holders are unable to arrive at a mutually agreeable determination within thirty (30) days of the notice, Deloitte
        & Touche LLP shall make such determination and render such an opinion. The determination so made shall be conclusive and binding on the Company and such Holders. The fees and expenses of the investment banking firm retained for such purpose shall be equally shared by the Company and the Holders.

                          (l) ADJUSTMENTS: ADDITIONAL SHARES, SECURITIES OR ASSETS. In the event that at any time, as a result of an adjustment made pursuant to this Section 6, the Holder of these Warrants shall, upon Exercise of these Warrants, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 6.

                          (m) COMPUTATION OF ADJUSTMENT. If any adjustment to the number of shares of Common Stock issuable upon the exercise of each Warrant or any adjustment to the Exercise Price is required pursuant to
        Section 6 hereof, the number of shares of Common Stock issuable upon exercise of each Warrant or the Exercise Price shall be rounded up to the nearest 1/10th cent or 1/100th Share, as appropriate.

                   6.2        NOTICE OF ADJUSTMENT. Whenever the number of
                          Warrant Shares purchasable upon the exercise of the Warrants or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall mail by first class, postage prepaid, to each Holder notice of such adjustment or adjustments and shall deliver to each Holder a copy of a certificate of either the Board of Directors of the Company or of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of Warrant Shares purchasable upon the exercise of the Warrants and the Exercise Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such certificate shall be conclusive evidence of the correctness of such adjustment in the absence of manifest error.

                   6.3        FRACTIONAL INTERESTS. No fractional shares or
                          scrip representing fractional shares shall be issuable upon an Exercise of Warrants, but on Exercise of Warrants, the Holders hereof may purchase only a whole number of shares of Common Stock. The Company shall make a payment in cash in respect of any fractional shares which might otherwise be issuable upon Exercise of these Warrants, calculated by multiplying the fractional share amount by the closing bid price of the Company's Common Stock on the Date of Exercise as reported by the NASDAQ National Market or such other principal exchange or trading market upon which the Common Stock is then traded; provided that the Exercise of multiple Warrants shall be aggregated so that a cash payment in respect of fractional shares pursuant to this Section 6.3 shall not be made as to a total number greater than one for any single Exercise.

                   6.4        STATEMENT ON THE WARRANTS. Irrespective of any
                          adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, the Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

        SECTION 7. NO RIGHTS AS STOCKHOLDER; NOTICES TO HOLDER. Nothing contained in this Agreement or in the Warrants shall be construed as conferring upon the Holders or its permitted transferees the right to vote or to receive dividends or to consent to or receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as a stockholder of the Company.

        SECTION 8. INSPECTION OF WARRANT AGREEMENT. The Company shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the Holders during normal business hours at its principal office.

        SECTION 9. IDENTITY OF TRANSFER AGENT. Forthwith upon the appointment of any subsequent transfer agent for the Common Stock or any other shares of the Company's capital stock issuable upon the exercise of the Warrants the Company will notify the Holders of the name and address of such subsequent transfer agent.

        SECTION 10. NOTICES. Any notice pursuant to this Agreement by any Holders to the Company, shall be in writing and shall be mailed first class, postage prepaid, or delivered to the Company at its office at 1999 Avenue of the Stars, Suite 2050, Los Angeles, California 90067, Attention: Chief Executive Officer.

        Any notice mailed pursuant to this Agreement by the Company to the Holders shall be in writing and shall be mailed first class, postage prepaid, or delivered to the Holders at their addresses on the signature page hereto.

        Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in writing to the other party.

        SECTION 11. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to principles of conflict of laws. The parties hereto agree to submit to the jurisdiction of the Courts of the State of California in any action or proceeding arising out of or relating to this Agreement.

        SECTION 12. SUPPLEMENTS AND AMENDMENTS. The Company and Majority of the Holders may from time to time supplement or amend this Agreement in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Majority of the Holders may deem necessary or desirable and which shall not be inconsistent with the provisions of the Warrants and which shall not adversely affect the interests of the Holders.

        SECTION 13. SUCCESSORS. All the covenants and provisions of this Agreement by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder.

        SECTION 14. MERGER OR CONSOLIDATION OF THE COMPANY. So long as the Warrant remains outstanding, the Company will not merge or consolidate with or into, or sell, transfer or lease all or substantially all of its property to, any other corporation unless the successor or purchasing corporation, as the case may be (if not the Company), shall expressly assume, by supplemental agreement, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company.

        SECTION 15. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to confer upon any person other than the Company and the Holders any legal or equitable right, remedy or claim under this Agreement and this Agreement shall be for the sole and exclusive benefit of the Company and the Holders.

        SECTION 16. CAPTIONS. The captions of the Sections of this Agreement have been inserted for convenience only and shall have no substantive effect.

        SECTION 17. COUNTERPARTS. This Agreement may be executed in any number of counterparts each of which when so executed shall be deemed to be an original; but such counterparts together shall constitute but one and the same instrument.

        SECTION 18. LIMITATION OF LIABILITY. No provision hereof, in the absence of affirmative action by any Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of any Holder of a Warrant, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

        SECTION 19. WAIVER AND COURSE OF DEALING. No course of dealing or any delay or failure to exercise any right hereunder on the part of any party thereto shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of such party.

        SECTION 20. WAVIER OF JURY TRIAL. THE COMPANY AND THE HOLDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR FOR ANY COUNTERCLAIM THEREIN.

        IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed as of the day, month and year first above written.



THE COMPANY:


THE HARVEY ENTERTAINMENT COMPANY



By: /s/ ANTHONY J. SCOTTI
   ------------------------------------
        Name:  Anthony J. Scotti
        Title: Interim President &
               Chief Executive Officer

                                        ROGER A. BURLAGE

                                           /s/ ROGER A. BURLAGE
                                        ----------------------------------------
                                        Signature

                                        Address:

                                           1999 Avenue of the Stars, Suite 2050
                                        ----------------------------------------
                                           Los Angeles, California 90067
                                        ----------------------------------------


                                        MICHAEL R. BURNS


                                           /s/ MICHAEL R. BURNS
                                        ----------------------------------------
                                        Signature

                                        Address:

                                           2049 Century Park East, Suite 1200
                                        ----------------------------------------
                                           Los Angeles, California 90067
                                        ----------------------------------------




                                        THE KUSHNER-LOCKE COMPANY


                                           /s/ DONALD KUSHNER
                                        ----------------------------------------
                                        Signature


                                        Address:

                                           11601 Wilshire Blvd.
                                        ----------------------------------------
                                           Los Angeles, California 90025
                                        ----------------------------------------

                                        KEN SLUTSKY


                                           /s/ KEN SLUTSKY
                                        ----------------------------------------
                                        Signature

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------



                                        AL CHECCHI


                                           /s/ AL CHECCHI
                                        ----------------------------------------
                                        Signature

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------

                                     ANNEX A

                               Warrant Certificate

Warrant No. ______________                                 ______________ Shares


         [SERIES A] [SERIES B] [SERIES C] COMMON STOCK PURCHASE WARRANT

                              Void After 5:00 P.M.
     Pacific Time on [April ___, 2005] [April ___, 2006] [April ____, 2007]


        THIS CERTIFIES THAT, for value received, _______________, the registered holder of this [Series A] [Series B] [Series C] Common Stock Purchase Warrant (the "Warrant") or permitted assigns (the "Holder"), is entitled to purchase from The Harvey Entertainment Company, a California corporation (the "Company"), at any time until 5:00 p.m. Pacific Time on [April ___, 2005] [April ___, 2006] [April ____, 2007] (the "Expiration Date"), ___________ shares of the common stock of the Company, no par value per share (the "Common Stock") at a price per share of [$9.00] [$11.00] [$12.00] (the "Purchase Price"). The number of shares purchasable upon exercise of this Warrant and the Purchase Price per share shall be subject to adjustment from time to time as set forth in the Warrant Agreement referred to below.

        This Warrant is issued under and in accordance with a Warrant Agreement, dated as of April __, 1999, between the Company, the Holder and the other Holders signatory thereto and is subject to the terms and provisions contained in the Warrant Agreement, to all of which the Holder of this Warrant by acceptance hereof consents. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Company.

        This Warrant may be exercised in whole or in part by presentation of this Warrant with the Purchase Form on the reverse side hereof duly executed and simultaneous payment of the Exercise Price (subject to adjustment) at the principal office of the Company in Los Angeles, California. Payment of such price shall be payable at the option of the Holder hereof in cash or by certified or official bank check or wire transfer. Terms relating to exercise of Warrant is set forth more fully in the Warrant Agreement.

        This Warrant may be exercised in whole or in part. Upon partial exercise, a Warrant Certificate for the unexercised portion shall be delivered to the Holder. No fractional shares will be issued upon the exercise of this Warrant but the Company shall pay the cash value of any fraction upon the exercise of the Warrant. This Warrant is transferable only in limited circumstances as described in this Warrant Agreement at the office of the Company in Los Angeles, California, in the manner and subject to the limitations set forth in the Warrant Agreement.

               "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR WITH THE SECURITIES COMMISSION OF ANY STATE UNDER ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND ARE SUBJECT TO THE WARRANT AGREEMENT, DATED APRIL 26, 1999, AMONG THE HARVEY ENTERTAINMENT COMPANY, THE KUSHNER-LOCKE COMPANY, ROGER A. BURLAGE, MICHAEL R. BURNS AND KEN SLUTSKY (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY). SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THOSE SECURITIES LAWS (IF REQUESTED BY THE COMPANY, UPON PROVISION OF AN OPINION OF COUNSEL IN FORM SATISFACTORY TO THE COMPANY)."

        The Holder hereof may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company. Any notice to the contrary notwithstanding, and until such transfer on such books, the Company may treat the Holder hereof as the owner for all purposes.

        This Warrant does not entitle any Holder hereof to any of the rights of a stockholder of the Company.



                                        THE HARVEY ENTERTAINMENT COMPANY


                                        By: ____________________________________
                                            Name:
                                            Title:



DATED:  As of April 26, 1999

                                     ANNEX B

                                  PURCHASE FORM

        The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, __________ shares of the stock provided for therein, and tenders herewith payment of the purchase price in full in the form of cash or by cashier's check in the amount of $_____________.

        The undersigned requests that certificates for such shares be issued in the name of:


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
              (Please Print Name, Address and Social Security No.)

        DATED: _____________, ____


Name of Warrant Holder:


________________________________________________________________________________


Address:

________________________________________________________________________________

________________________________________________________________________________

Signature: _____________________________________________________________________

                                   Schedule 1

                   NUMBER OF SHARES OF COMMON STOCK INITIALLY
                     ISSUABLE UPON EXERCISE OF THE WARRANTS


SERIES A WARRANT                            INVESTORS                   MANAGEMENT
----------------                            ---------                   ----------
-----------------------------------------------------------------------------------------------
Holder                              Shares of Common Stock
-----------------------------------------------------------------------------------------------
Roger A. Burlage                               23,529                       133,333
-----------------------------------------------------------------------------------------------
Management, directors or                                                    266,666
consultants to the Company
-----------------------------------------------------------------------------------------------
Michael R. Burns                              223,530
-----------------------------------------------------------------------------------------------
The Kushner-Locke Company                     129,411
-----------------------------------------------------------------------------------------------
Al Checchi                                     18,823
-----------------------------------------------------------------------------------------------
Ken Slutsky                                     4,706
-----------------------------------------------------------------------------------------------
Total                                         399,999                       399,999
-----------------------------------------------------------------------------------------------


SERIES B WARRANT
----------------

-----------------------------------------------------------------------------------------------
Holder                              Shares of Common Stock
-----------------------------------------------------------------------------------------------
Roger A. Burlage                               23,529                       133,333
-----------------------------------------------------------------------------------------------
Management, directors or                                                    266,667
consultants to the Company
-----------------------------------------------------------------------------------------------
Michael R. Burns                              223,529
-----------------------------------------------------------------------------------------------
The Kushner-Locke Company                     129,412
-----------------------------------------------------------------------------------------------
Al Checchi                                     18,823
-----------------------------------------------------------------------------------------------
Ken Slutsky                                     4,706
-----------------------------------------------------------------------------------------------
Total                                         399,999                       400,000
-----------------------------------------------------------------------------------------------

SERIES C WARRANT
----------------
-----------------------------------------------------------------------------------------------
Holder                              Shares of Common Stock
-----------------------------------------------------------------------------------------------
Roger A. Burlage                               23,530                       133,334
-----------------------------------------------------------------------------------------------
Management, directors or                                                    266,667
consultants to the Company
-----------------------------------------------------------------------------------------------
Michael R. Burns                              223,530
-----------------------------------------------------------------------------------------------
The Kushner-Locke Company                     129,412
-----------------------------------------------------------------------------------------------
Al Checchi                                     18,824
-----------------------------------------------------------------------------------------------
Ken Slutsky                                     4,706
-----------------------------------------------------------------------------------------------
Total                                         400,002                       400,001
-----------------------------------------------------------------------------------------------